    As filed with the Securities and Exchange Commission on March 2, 2001

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): February 27, 2001


                        ERP OPERATING LIMITED PARTNERSHIP
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


                ILLINOIS                                 0-24920                             36-3894853
      (STATE OR OTHER JURISDICTION              (COMMISSION FILE NUMBER)                  (I.R.S. EMPLOYER
    OF INCORPORATION OR ORGANIZATION)                                                    IDENTIFICATION NO.)


          TWO NORTH RIVERSIDE PLAZA, SUITE 400
                    CHICAGO, ILLINOIS                      60606
        (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)         (ZIP CODE)


       Registrant's telephone number, including area code: (312) 474-1300

                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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

ITEM 7.  Financial Statements, PRO FORMA Financial Information and Exhibits

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

          Exhibit
          Number             Exhibit
          -------            -------
             1               Form of Terms Agreement dated February 27, 2001
                             among ERP Operating Limited Partnership and each of Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner
                             & Smith Incorporated, Chase Securities Inc., Banc of America Securities LLC and Salomon Smith Barney
                             Inc., which is being filed pursuant to Regulation
                             S-K, Item 601(b)(1) as an exhibit to the Registrant's registration statement on Form S-3, file no. 333-44594, under the Securities Act of 1933, as amended, and which, as this Form 8-K filing is incorporated by reference in such registration statement, is set forth in full in such registration statement; the form of Terms
                             Agreement incorporates the terms and provisions of the Standard Underwriting Provisions dated August
                             25, 2000, the form of which was previously filed as
                             Exhibit 1 to the Registrant's registration statement on Form S-3, file no. 333-44594 under the Securities Act of 1933.

             5 Opinion of Piper Marbury Rudnick & Wolfe, which is being filed pursuant to Regulation 601(b)(5) as an exhibit to the Registrant's registration statement on Form S-3, file no. 333-44594, under the Securities Act of 1933 and which, as this Form 8-K filing is incorporated by reference in such registration statement, is set forth in full in such registration statement.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ERP OPERATING LIMITED PARTNERSHIP

                                       By:   EQUITY RESIDENTIAL
                                             PROPERTIES TRUST,
                                             its general partner



Date:    March 2, 2001                 By:   /s/ Bradley A. Van Auken
                                             ---------------------------
                                             Bradley A. Van Auken
                                             First Vice President and
                                             Assistant Secretary



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